Exhibit 10.9







                   Supplemental Employee Retirement Agreement
                                     Between
                        First National Bank of Litchfield
                                       and
                                   Walter Hunt
                            (as of December 1, 1996)

                   Supplemental Employee Retirement Agreement
                                     Between
                        First National Bank of Litchfield
                                       and
                                   Walter Hunt

                                Table of Contents


Section 1: Eligibility for Benefits ........................................   1

Section 2: Amount of Benefit ...............................................   2

Section 3: Form and Timing of Benefits .....................................   2

Section 4: Death Prior to Annuity Starting Date ............................   2

Section 5: Forfeiture of Benefits ..........................................   2

Section 6: Funding .........................................................   3

Section 7: Administration ..................................................   3

Section 8: Expense of Administration .......................................   4

Section 9: Assignment ......................................................   4

Section 10: Construction ...................................................   4

Section 11: Miscellaneous ..................................................   4

Execution Page .............................................................   5

                   Supplemental Employee Retirement Agreement
                                     Between
                        First National Bank of Litchfield
                                       and
                                   Walter Hunt

                            (as of December 1, 1996)


     THIS AGREEMENT, hereby made this 1st day of December, 1996, by and between First National Bank of Litchfield (herein referred to as "Bank") and Walter Hunt (herein referred to as "Employee"), this Agreement to be effective December 1, 1996.

                               W I T N E S S E T H

     Whereas, Employee is a senior executive employed by the Bank; and

     Whereas, Bank wishes to provide a supplemental non-qualified retirement pension benefit which benefit shall supplement the benefit payable to Employee under the terms of The First National Bank of Litchfield Retirement Income Plan (herein referred to as the "Retirement Program");

     Now Therefore, in consideration of the mutual covenants and promises herein contained, and effective as of the first day of December 1, 1996, Bank and Employee hereby agrees as follows:

     Section 1: Eligibility for Benefits

     (a) Employee shall become eligible to commence receipt of the benefits herein described as of the date he shall commence to receive retirement benefits under the terms of the Retirement Program (herein referred to as the "Annuity Starting Date").

     (b) In the event that Employee shall die prior to receiving the benefit promised hereunder, such remaining benefits shall be paid to his designated beneficiary or beneficiaries (herein referred to as "Beneficiary(ies)"), provided such designation shall be provided to the Bank in writing on a form furnished to Employee by Bank.

     Section 2: Amount of Benefit

     As of the Annuity Starting Date, and as of each of the nine anniversary dates thereafter, Bank shall pay to Employee or, in the event of his death, his Beneficiary(ies) an annual amount equal to

Five Thousand Dollars ($5,000). Provided, however, that at no point in time shall the benefits remaining payable to Employee or his Beneficiary(ies) hereunder exceed the sum of Fifty Thousand Dollars ($50,000.00), reduced by amounts previously paid to Employee or his Beneficiary(ies) under the terms of the Agreement.

     Section 3: Form of Timing of Benefits

     (a) Payment of the benefits promised hereunder shall, in the case of retirement or death, be made in ten (10) annual installments commencing upon Employee's attainment of his Annuity Starting Date, and each anniversary of such date thereafter. Notwithstanding the foregoing form of payment, Employee may as of his Annuity Starting Date and each anniversary thereafter prospectively in writing elect to receive that year's installment in monthly or quarterly payments provided that, if employee fails to make such election prior to the such anniversary, payment for that year shall continue to be made in the same form as was payment for the prior year.

     (b) In the event Employee dies following his Annuity Starting Date but prior to receiving his entire benefit promised hereunder, any death benefit payable on behalf of Employee shall be paid to his Beneficiary(ies). In the event that Employee has not furnished the Bank with a duly executed beneficiary designation form, no death benefit shall be payable hereunder, and the Bank shall have no further obligation hereunder.

     Section 4: Death Prior to Annuity Starting Date

     (a) If Employee shall die prior to attainment of his Annuity Starting Date, his Beneficiary(ies), if any, shall be entitled to the benefits otherwise payable to Employee. Payment of such benefits shall commence of if Employee's date of death were Employee's Annuity Starting Date, and shall be paid in the manner described in Section 3 hereof.

     (b) If Employee shall die prior to attainment of his Annuity Starting Date, and Employee is not survived by any named Beneficiary(ies), not benefits shall be payable hereunder, and Bank shall have no further obligation hereunder.

     Section 5: Forfeiture of Benefits

     Notwithstanding any other provision hereunder, future payment of benefits hereunder to Employee or his Beneficiary(ies) will, at the discretion of the Bank, be discontinued and forfeited, and the Bank shall have no further obligation hereunder to Employee or his Beneficiary(ies) if any of the following circumstances occur:

          (a) Employee is discharged from employment with the Bank for cause;

          (b)  Employee   engages  in   competition   with  Bank  following  his
          termination of employment with Bank and prior to attaining his Annuity Starting Date; or

          (c) Employee performs acts of willful malfeasance or gross negligence in a matter of material importance to Bank, and such acts are discovered by Bank at any time prior to the date of death of Employee. The Bank shall have sole and uncontrolled discretion with respect to the application of the provisions of this subsection and such exercise of discretion shall be conclusive and binding upon Employee, his Beneficiary(ies) and all other persons.

     Section 6: Funding

     All benefits provided under the terms of the Agreement shall be paid from the general assets of Bank provided that such payments shall be reduced by payments made to a Employee or his or her beneficiary from any trust or special or separate fund established by Bank for such purpose. In no event, however, shall Bank be required to establish such trust or special or separate fund, and nothing herein contained shall be construed to result in such requirement. To the extent that Employee or his Beneficiary(ies) shall acquire a right to payment hereunder, such right shall be no greater than that of an unsecured general creditor of Bank.

     Section 7: Administration

     (a) The Bank shall  have  complete  discretionary  authority  to  determine
Employee's eligibility hereunder, to construe the Agreement, and to review claims for benefit payment under the terms of the Agreement and such determinations, constructions and reviews shall be binding and conclusive with respect to all parties hereto.

     (b) The Bank shall be entitled to delegate to any agent or to any subcommittee the authority to perform any act hereunder, including without limitation those matters involving the exercise of discretionary authority provided that such delegation shall at all times be subject to revocation by the Bank.

     (c) No employee of the Bank (nor any member of a committee or subcommittee appointed by the Bank) shall be personally liable by reason of any contract or other instrument executed by him or her on his or her behalf in his or her capacity as an employee of the Bank and Bank shall indemnify and hold harmless against all costs and expense, such Bank employee (or any such member of a committee or subcommittee appointed by the Bank).

     (d) No employee of the Bank (nor any member of a committee or subcommittee appointed by the Bank) shall be personally liable by reason of a mistake of judgment made in good faith, and Bank shall indemnify and hold harmless against all costs and expense, such Bank employee (or any member of a committee or subcommittee appointed by the Bank), and each officer, employee, or director of Bank to whom any duty or power has been delegated relating to Agreement administration, or of management or control of assets related to the administration of the Agreement unless arising out of such individual's own fraud or bad faith.

     Section 8: Expense of Administration

     Expenses incurred hereunder shall be borne by Bank, and shall have no effect upon the benefits provided under the terms of the Agreement.

     Section 9: Assignment

     The Employee (or Beneficiary(ies)) interest in, or right to receive a benefit hereunder, the Agreement shall in no event be subject in any manner to sale, transfer, assignment, pledge, attachment, garnishment, or other alienation or encumbrance of any kind; nor may such interest or right to receive a benefit be taken, either voluntarily or involuntarily, for the satisfaction of the debts of, or other obligations or claims against, such person or entity, including claims for alimony, support, separate maintenance and claims in bankruptcy proceedings.

     Section 10: Construction

     The Agreement shall be construed and enforced in accordance with laws of the State of Connecticut to the extent not preempted by federal law.

     Section 11: Miscellaneous

     (a) Neither the Agreement nor any action taken by the Bank hereunder shall be construed as giving Employee a right to employment by Bank, or as in any way diminishing Bank's right to discharge such Employee from its employ.

     (b) Nothing contained herein shall constitute a guaranty by Bank or any other entity or person that the assets of Bank will be sufficient to pay any benefit hereunder.

     (c) If Employee or his Beneficiary(ies) entitled to payment under the Agreement are deemed by Bank to be incapable of personally receiving and giving a valid receipt for such payment, then, unless and until claim therefor shall have been made by a duly appointed guardian or other legal representative of such person, Bank may provide for such payment or any part thereof to be made to any person or institution then contributing toward or providing for the care and maintenance of such person. Any such payment shall be a payment for the account of such person and a complete discharge of any liability of Bank under the terms of the Agreement.

     (d) Employee shall keep Bank informed of his current address and the current address of his Beneficiary(ies). Bank shall not be obligated to search for the whereabouts of any person. If the location of Employee is not made known to Bank within one year after the date on which payment of Employee's benefit hereunder may be made, payment may be made as though Employee had died at the end of such one-year period. If, within one additional year after such one-year period has elapsed, or within one year after the actual death of Employee, Bank is unable to locate any

Beneficiary(ies) of Employee, Bank shall have no further obligation to pay any benefit hereunder to Employee or his Beneficiary(ies) or any other person and such benefit shall be irrevocably forfeited.

     (e) Notwithstanding any other provision of the Agreement, neither Bank nor any individual acting as an employee or agent of Bank shall be liable to Employee Beneficiary(ies) or any other person for any claim, loss liability or expense incurred in connection with the Agreement and Bank shall indemnify any individual acting as such against any such claim, loss or expense including reasonable attorney fees.

     (f) Bank may withhold from any benefit payable hereunder all applicable federal, state and local taxes associated with such payment.

     (g) Notwithstanding the provisions of Section 6 hereof, it is the intent of Bank that the Agreement be unfunded for purposes of ERISA and the Code, and the Agreement shall be interpreted in a manner consistent with such intent.

     IN WITNESS WHEREOF, Bank has caused this Agreement to be executed by its officer thereunto duly authorized and Employee has hereunto set his hand and seal, all as of the day and year first above written.

                                              FIRST NATIONAL BANK OF LITCHFIELD


                                              By: /s/ Jerome J. Whalen
                                                 ---------------------
                                              Its: President   1/21/97


                                              EMPLOYEE


                                               /s/ Walter L. Hunt